As filed with the Securities and Exchange                      File No. 2-53038
Commission on April 11, 1997                                   File No. 811-2565

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

--------------------------------------------------------------------------------
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 42

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 33

                           AETNA VARIABLE ENCORE FUND
                           --------------------------

             151 Farmington Avenue RE4A, Hartford, Connecticut 06156
             -------------------------------------------------------
                                 (860) 273-7834

                            Susan E. Bryant, Counsel
                    Aetna Life Insurance and Annuity Company
             151 Farmington Avenue RE4A, Hartford, Connecticut 06156
             -------------------------------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective:


         X      on May 1, 1997, pursuant to paragraph (b) of Rule 485
       -----



Aetna Variable Encore Fund has registered an indefinite number of its securities under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Registrant filed its Rule 24f-2 Notice for its fiscal year ended December 31, 1996 on February 28, 1997.

                           Aetna Variable Encore Fund
                              Cross-Reference Sheet


 Form N-1A
  Item No.                  Part A                Caption in Prospectus
  --------                  ------                ---------------------

     1.      Cover Page.......................... Cover Page

     2.      Synopsis............................ Not Applicable

     3.      Condensed Financial Information..... Financial Highlights

     4.      General Description of Registrant... Investment Objective;
                                                  Investment Policies and
                                                  Restrictions

     5.      Management of the Fund.............. Management of the Fund

    5A.      Management's Discussion of Fund      Not Applicable
             Performance.........................

     6.      Capital Stock and Other Securities.. General Information;
                                                  Tax Matters

     7.      Purchase of Securities Being Offered Management of the Fund;
                                                  Purchase and Redemption of
                                                  Shares;
                                                  Net Asset Value

     8.      Redemption or Repurchase............ Purchase and Redemption of
                                                  Shares;
                                                  Net Asset Value

     9.      Legal Proceedings................... Not applicable

 Form N-1A                                         Caption in Statement of
  Item No.                  Part B                 Additional Information
  --------                  ------                 ----------------------

    10.      Cover Page..........................  Cover Page

    11.      Table of Contents...................  Table of Contents

    12.      General Information and History.....  General Information and History

    13.      Investment Objectives and Policies..  General Information and History;
                                                   Investment Objective and
                                                   Policies of the Fund;
                                                   Description of Various
                                                   Securities and Investment
                                                   Techniques

    14.      Management of the Fund..............  Trustees and Officers of the Fund

    15.      Control Persons and Principal         Control Persons and Principal
             Holders of Securities...............  Shareholders of the Fund

    16.      Investment Advisory and Other         Investment Advisory Agreement;
             Services............................  Subadvisory Agreement;
                                                   Administrative Services
                                                   Agreement; Custodian;
                                                   Independent Auditors

    17.      Brokerage Allocation................  Brokerage Allocation and Trading
                                                   Polices

    18.      Capital Stock and Other Securities..  Description of Shares

    19.      Purchase, Redemption and Pricing of   Purchase and Redemption of
             Securities Being Offered............  Shares;
                                                   Net Asset Value

    20.      Tax Status..........................  Tax Matters

    21.      Underwriters........................  Not Applicable

    22.      Calculation of Performance Data.....  Performance Information

    23.      Financial Statements................  Financial Statements

                                     Part C
                                     ------

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of the Registration Statement.

                          AETNA VARIABLE ENCORE FUND

                             151 Farmington Avenue


                        Hartford, Connecticut 06156-8972


                                1-800-525-4225


                         Prospectus dated: May 1, 1997

     Aetna Variable Encore Fund (Fund) is a diversified, open-end management investment company whose shares are currently sold to variable annuity or variable life insurance separate accounts to fund variable annuity contracts (VA Contracts) and variable life insurance policies (VLI Policies) issued by Aetna Life Insurance and Annuity Company (Aetna) and its affiliates.

     The Fund seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments. An investment in the Fund is neither insured nor guaranteed by the U.S. Government.

     This Prospectus sets forth concisely information about the Fund that you should know before investing. Additional information about the Fund is contained in a Statement of Additional Information (Statement) dated May 1, 1997, which has been filed with the Securities and Exchange Commission (Commission) and is incorporated by reference. You can obtain a Statement, without charge, by writing to the Fund at the address listed above or by calling the Fund at 1-800-525-4225. Additional information filed with the Commission can be obtained by contacting the Commission at its Web Site (http://www.sec.gov).


     This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, the securities of the Fund in any jurisdiction in which such sale, offer to sell, or solicitation may not be lawfully made.

     LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

          Please read this Prospectus and retain for future reference.

                              TABLE OF CONTENTS


FINANCIAL HIGHLIGHTS    .....................  3
INVESTMENT OBJECTIVE    .....................  4
INVESTMENT POLICIES AND RESTRICTIONS   ......  4
 Investment Policies    .....................  4
 Industry Concentration    ..................  4
 Illiquid and Restricted Securities    ......  4
 Foreign Securities  ........................  5
 Repurchase Agreements  .....................  5
 Securities Lending  ........................  5
 Borrowing  .................................  5
MANAGEMENT OF THE FUND  .....................  5
 Trustees   .................................  5
 Investment Adviser  ........................  5
 Subadviser    ..............................  5
 Portfolio Management   .....................  5
 Expenses and Fund Administration   .........  6
GENERAL INFORMATION  ........................  6
 Declaration of Trust   .....................  6
 Capital Stock    ...........................  6
 Shareholder Meetings   .....................  6
 Voting Rights    ...........................  6
 Mixed Funding    ...........................  6
TAX MATTERS    ..............................  6
 The Fund   .................................  6
 Fund Distributions  ........................  6
PURCHASE AND REDEMPTION OF SHARES   .........  7
NET ASSET VALUE   ...........................  7
GLOSSARY    .................................  8


2 Aetna Variable Encore Fund

                             FINANCIAL HIGHLIGHTS


The selected data presented below for, and as of the end of, each of the years in the ten-year period ended December 31, 1996 are derived from the financial statements of the Fund, which statements have been audited by KPMG Peat Marwick LLP, independent auditors. The financial statements as of December 31, 1996, and for each of the years in the two-year period then ended, and the independent auditors' report thereon, are included in the Fund's annual report dated December 31, 1996 which is incorporated by reference into the Statement.


                                              Year Ended December 31
                                    -------------------------------------------
                                      1996       1995       1994       1993
                                    ---------- ---------- ---------- ----------
Net asset value per share,
beginning of year   ...............   $13.298    $12.544    $12.535    $12.557
                                      --------   -------     -------    ------
 Income from Investment
 Operations
 Net investment income    .........      .697       .755       .526       .397
 Net realized and unrealized gain
 (loss) on investments    .........     (.001)      .009      (.022)      .001
                                      --------   -------     -------    ------
  Total from Investment
  Operations  .....................      .696       .764       .504       .398
                                      --------   -------     -------    ------
 Less Distributions
 Dividends from net investment
 income    ........................     (.800)     (.010)     (.495)     (.420)
 Dividends from realized gains on
 investments  .....................        --         --         --         --
                                      -------    -------    -------    -------
Net asset value per share, end of
year    ...........................   $13.194    $13.298    $12.544    $12.535
                                      =======    =======    =======    =======
Total Return*    ..................      5.37%      6.05%      4.09%      3.19%
Net assets, end of year (000's)      $613,505   $514,037   $483,039   $380,249
Ratio of total expenses to average
net assets    .....................       .34%       .30%       .32%       .31%
Ratio of net investment income to
average net assets  ...............      5.24%      5.82%      4.16%      3.14%

                                                         Year Ended December 31
                                    ----------------------------------------------------------------
                                      1992       1991       1990       1989       1988       1987
                                    ---------- ---------- ---------- ---------- ---------- ---------
Net asset value per share,
beginning of year   ...............   $12.628    $12.685    $12.574    $12.639    $12.602    $13.557
                                      -------    -------    -------    -------    -------    -------
 Income from Investment
 Operations
 Net investment income    .........      .502       .795      1.057      1.179       .947       .882
 Net realized and unrealized gain
 (loss) on investments    .........     (.042)      .033       .004       .006      (.003)     (.011)
                                      -------    -------    -------    -------    -------    -------
  Total from Investment
  Operations  .....................      .460       .828      1.061      1.185       .944       .871
                                      -------    -------    -------    -------    -------    -------
 Less Distributions
 Dividends from net investment
 income    ........................     (.531)     (.885)     (.950)    (1.248)     (.907)    (1.826)
 Dividends from realized gains on
 investments  .....................        --         --         --      (.002)        --         --
                                      -------    -------    -------    -------    -------    -------
Net asset value per share, end of
year    ...........................   $12.557    $12.628    $12.685    $12.574    $12.639    $12.602
                                      =======    =======    =======    =======    =======    =======
Total Return*    ..................      3.67%      6.53%      8.44%      9.39%      7.50%      6.81%
Net assets, end of year (000's)      $461,991   $502,510   $553,240   $416,802   $391,234   $340,894
Ratio of total expenses to average
net assets    .....................       .37%       .36%       .33%       .36%       .47%       .31%
Ratio of net investment income to
average net assets  ...............      3.96%      6.09%      8.13%      9.00%      7.28%      6.70%


Per share data calculated using weighted average number of shares outstanding throughout the year.

*The performance data reflects deduction of an investment advisory fee at an annual rate of 0.25% of the Fund's average daily net assets and deductions for Fund administrative services and other expenses at cost prior to May 1, 1996, and at an annual rate of 0.10% of average daily net assets thereafter. Performance data above is for the Fund and not for the separate accounts investing in the Fund. Therefore, the performance does not reflect insurance charges for mortality and expense risks, contract maintenance charges, deferred sales charges or other charges relating to the separate account using the Fund for VA Contracts or VLI policies. Inclusion of these expenses would reduce the total return figures.


Additional information about the performance of the Fund is contained in the Fund's Annual Report dated December 31, 1996. The Annual Report may be obtained, without charge, by writing to the Fund at the address listed on the cover of this Prospectus or by calling 1-800-525-4225.


                                                    Aetna Variable Encore Fund 3

                             INVESTMENT OBJECTIVE


The investment objective of the Fund is to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments. The Fund's investment objective is fundamental and may not be changed without the vote of a majority of its outstanding voting securities as defined by the Investment Company Act of 1940 (1940 Act). There can be no assurance that the Fund will meet its investment objective.


                     INVESTMENT POLICIES AND RESTRICTIONS

Investment Policies The Fund will invest primarily in (a) money market instruments that have a maturity at the time of purchase, as defined under federal securities laws, of 397 days or less (762 days or less for U.S. Government securities) and (b) debt securities with a longer maturity, if the Fund has the absolute right to sell such securities back to the issuer for at least the face amount of the debt obligation within 397 days after the date of purchase. The Fund invests in U.S. Treasury bills, notes and bonds; obligations of agencies and instrumentalities of the U.S. Government; obligations of domestic banks and U.S. dollar denominated obligations of foreign banks, finance company commercial paper, corporate commercial paper (including variable-rate instruments); documented discount notes of banks, domestic banker's acceptances eligible for discount at the Federal Reserve, Yankee certificates of deposit, Yankee commercial paper, Eurodollar securities, repurchase agreements, corporate bonds and notes and other debt instruments, and may purchase securities on a when-issued or delayed-delivery basis. The Fund will not invest more than 25% of its total assets in securities or obligations of foreign issuers. All securities and obligations purchased by the Fund will be U.S. dollar denominated. The Fund may engage in transactions on a when-issued or forward commitment basis and may enter into forward currency contracts; however, the Fund does not intend to invest more than 5% of its total assets in such securities. The average maturity of the portfolio will depend on the investment adviser's appraisal of money market conditions; however, it will not exceed 90 days. All earned income and realized capital gains will be reinvested.


The Fund will invest at least 95% of its total assets in high-quality securities. High-quality securities are those receiving the highest credit rating by any two rating agencies (or one, if only one agency has rated the security). High-quality securities may also include unrated securities if the investment adviser or subadviser determines the security to be of comparable quality. The remainder of the Fund's assets will be invested in securities rated within the two highest rating categories by any two rating agencies (or one, if only one rating agency has rated the security) and unrated securities if the Adviser determines the security to be of comparable quality. With respect to these securities, the Fund may not invest more than 1% of the market value of its total assets or $1 million, whichever is greater, in the securities or obligations of any one issuer. The Fund will use nationally recognized rating agencies such as Standard & Poor's Corporation and Moody's Investors Service, Inc. when determining security credit ratings. All investments will be determined by the Adviser to present minimal credit risks.

Industry Concentration The Fund will not concentrate its investments in any one industry, and, therefore the Fund will not invest 25% or more of its total assets in securities issued by companies principally engaged in any one industry. This limitation will not, however, apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities; securities invested in, or repurchase agreements for, U.S. Government securities; and certificates of deposit, bankers' acceptances, or securities of banks and bank holding companies. For purposes of this restriction, finance companies will be classified as separate industries according to the end users of their services, such as automobile finance, computer finance and consumer finance. Also, the Fund will not hold securities constituting more than 5% of its total assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of any one issuer. This latter restriction applies only to 75% of the Fund's total assets and does not include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. The Fund does not invest in the securities of companies determined by the Adviser to be primarily involved in the production or distribution of tobacco products.

Illiquid and Restricted Securities The Fund may invest up to 10% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days in the ordinary course of business without taking a materially reduced price. In addition, the Fund may invest in securities that are subject to legal or contractual restrictions on resale, including securities purchased under Rule 144A and Section 4(2) of the Securities Act of 1933. The Board of Trustees of the Fund (Trustees) has established a policy concerning investments in restricted and illiquid securities.


4 Aetna Variable Encore Fund

Foreign Securities The Fund may invest up to 25% of its total assets in U.S. dollar denominated securities or obligations of foreign issuers. Investments in securities of foreign issuers involve risks not present in domestic markets. Such risks include: currency fluctuations; less liquidity; price or income volatility; less government supervision and regulation of stock exchanges where the securities may be traded, brokers and listed companies; possible difficulty in obtaining and enforcing judgments against foreign entities; adverse foreign political and economic developments; different accounting procedures and auditing standards; the possible imposition of withholding taxes on interest income payable on securities; the possible seizure or nationalization of foreign assets; the possible establishment of exchange controls or other foreign laws or restrictions which might adversely affect the payment and transferability of principal and interest on securities; higher transaction costs; possible settlement delays and less publicly available information about foreign issuers.

Repurchase Agreements The Fund may enter into repurchase agreements with banks and broker dealers. Under a repurchase agreement, the Fund may acquire a debt instrument for a relatively short period subject to an obligation by the seller to repurchase and by the Fund to resell the instrument at a fixed price and time. Assets may be invested in repurchase agreements with domestic banks and broker-dealers. Such agreements, although fully collateralized, involve the risk that the seller of the securities may fail to repurchase them. In that event, the Fund may incur costs in liquidating the securities (or other collateral for the agreement) or a loss if the collateral declines in value. If the default on the part of the seller is due to insolvency and the seller initiates bankruptcy proceedings, the ability of the Fund to liquidate the collateral may be delayed or limited.


Securities Lending The Fund may lend portfolio securities; however, the value of the loaned securities (together with all other assets that are loaned, including those subject to repurchase agreements) may not exceed one-third of the Fund's total assets. The Fund will not lend portfolio securities to affiliates. Though fully collateralized, lending portfolio securities involves certain risks, including the possibility that the borrower may become insolvent or default on the loan. In the event of a disparity between the value of the loaned security and the collateral, there is the additional risk that the borrower may fail to return the securities or provide additional collateral. A loan may be terminated at any time by the borrower or lender upon proper notice.

Borrowing The Fund may borrow up to 5% of the value of its total assets for temporary or emergency purposes. The Fund does not intend to borrow for leveraging purposes. It has the authority to do so, but only if, after the borrowing, the value of the Fund's net assets, including proceeds from the borrowings, is equal to at least 300% of all outstanding borrowings. Leveraging can increase the volatility of the Fund since it exaggerates the effects of changes in the value of the securities purchased with the borrowed funds.


The Fund is subject to additional investment restrictions described in the Statement.

                            MANAGEMENT OF THE FUND

Trustees The operations of the Fund are managed under the direction of the Trustees. The Trustees set broad policies for the Fund. Information about the Trustees is found in the Statement.

Investment Adviser Aetna serves as the investment adviser for the Fund and Aeltus Investment Management, Inc. (Aeltus) serves as the subadviser. Aetna is a Connecticut insurance corporation with its principal offices located at 151 Farmington Avenue, Hartford, Connecticut 06156. Aetna and Aeltus (collectively, the "Adviser") are both indirect, wholly-owned subsidiaries of Aetna Retirement Services, Inc., which is in turn an indirect wholly-owned subsidiary of Aetna Inc. Aetna is registered with the Commission as an investment adviser. Aetna receives a management fee at an annual rate of 0.25% of the average daily net assets of the Fund, payable monthly.

Subadviser The Fund and Aetna have engaged Aeltus as subadviser of the Fund. Aeltus is a Connecticut corporation with its principal offices located at 242 Trumbull Street, Hartford, Connecticut 06156-1205. Aeltus is registered as an investment adviser with the Commission.

Under the Subadvisory Agreement, Aeltus is responsible for managing the assets of the Fund in accordance with the Fund's investment objective and policies subject to the supervision of Aetna, the Fund and the Trustees. Aeltus determines what securities and other instruments are purchased and sold by the Fund and handles certain related accounting and administrative functions, including determining the Fund's net asset value on a daily basis and preparing and providing such reports, data and information as Aetna or the Trustees request from time to time. Aeltus receives a fee at an annual rate of up to 0.15% of the average daily net assets of the Fund, payable monthly.

Aetna has overall responsibility for monitoring the investment program maintained by the Subadviser for compliance with applicable laws and regulations and the Fund's investment objective and policies.

Portfolio Management Jeanne Wong-Boehm, Managing Director, Aeltus, has been the portfolio manager for the Fund for over ten years. Ms. Wong-Boehm joined the Aetna organization in 1983 as a fixed income portfolio analyst. In 1989 she was also assigned primary responsibility for the money market operations.


                                                    Aetna Variable Encore Fund 5

Expenses and Fund Administration Under an Administrative Services Agreement with the Fund Aetna provides all administrative services necessary for the Fund's operations and is responsible for the supervision of the Fund's other service providers. Aetna is also responsible for all ordinary recurring direct costs of the Fund such as custodian fees, directors fees, transfer agency costs and accounting expenses. For the services provided under the Administrative Services Agreement, Aetna receives an annual fee, payable monthly, at a rate of 0.10% of the average daily net assets of the Fund.


                              GENERAL INFORMATION


Declaration of Trust The Fund was organized as a "Massachusetts business trust" under the laws of Massachusetts on January 25, 1984. It began operations on May 1, 1984 upon succeeding to the assets of Aetna Variable Encore Fund, Inc., a corporation that was formed in 1974. Massachusetts law provides that shareholders of the Fund can, under certain circumstances, be held personally liable for the obligations of the Fund. The Fund has been structured, and will be operated in such a way, so as to ensure as much as possible, that shareholders will not be liable for obligations of the Fund. The Declaration of Trust (Declaration) contains an express disclaimer of shareholder liability for acts or obligations of the Fund under Massachusetts law, and requires that notification of this disclaimer be given in each agreement, obligation or instrument entered into by the Fund or the Trustees. A more complete discussion of potential liability of shareholders of the Fund under Massachusetts law is contained in the Statement under "Description of Shares -- Shareholder and Trustee Liability."


Capital Stock The Declaration permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest in the Fund. All shares are nonassessable, other than as disclosed above. There are no preemptive rights.


As of March 31, 1997, there were 50,177,563 shares of the Fund outstanding, all of which were owned by Aetna and its affiliates and held in separate accounts to fund obligations under VA Contracts and VLI Policies.


Shareholder Meetings The Fund is not required to hold annual shareholder meetings. The Declaration provides for meetings of shareholders to elect Trustees at such time as may be determined by the Trustees or as required by the 1940 Act. If requested by the holders of at least 10% of the Fund's outstanding shares, the Fund will hold a shareholder meeting for the purpose of voting on the removal of one or more Trustees and will assist with communications concerning that shareholder meeting.


Voting Rights Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held on matters submitted to the shareholders of the Fund. Voting rights are not cumulative. Persons who select the Fund for investment through their VA Contract or VLI Policy are not the shareholders of the Fund, but may have the right to direct the voting of Fund shares at shareholder meetings if required by law. Voting rights are discussed in the prospectus for the applicable VA Contract or VLI Policy.

Mixed Funding Because the Fund is sold to fund variable annuity contracts and variable life insurance policies issued by Aetna, certain conflicts of interest could arise. If a conflict of interest were to occur, one of the separate accounts invested in the Fund might withdraw its investment in the Fund, which might force the Fund to sell its portfolio of securities at disadvantageous prices, causing its per share value to decrease. The Trustees have agreed to monitor events in order to identify any material irreconcilable conflicts which might arise and to determine what action, if any, should be taken to address such conflict.


                                  TAX MATTERS


The following discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative or administrative action. The following discussion is for general information only; a more detailed discussion of federal income tax considerations is contained in the Statement. Holders of VA Contracts or VLI Policies should consult the prospectuses of their respective contracts or policies for information concerning federal income tax consequences to them.

The Fund The Fund intends to continue to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") concerning: (1) the diversification of assets; (2) the distribution of income; and (3) the source of income. It is the policy of the Fund to distribute all of its investment income (net of expenses) and any capital gains (net of capital losses) to the separate accounts which hold the shares of the Fund in accordance with the timing requirements imposed by the Code. In addition, the Fund intends to comply with the variable asset diversification requirements under Section 817(h) of the Code, which are described more fully in the Statement.

Fund Distributions Distributions by the Fund are taxable, if at all, to the insurance company separate accounts, and not to VA Contract or VLI Policy holders.


6 Aetna Variable Encore Fund

                       PURCHASE AND REDEMPTION OF SHARES

Shares of the Fund are purchased and redeemed at their net asset value next determined after receipt of a purchase or redemption order in acceptable form. Orders for the purchase or redemption of shares of the Fund that are received by the insurance company before the close of regular trading on the New York Stock Exchange (normally 4 p.m. eastern time) are effected at the net asset value per share determined that day, as described below (see Net Asset Value). The insurance company shall be the designee of the Fund for receipt of purchase and redemption orders. Therefore, receipt of an order by the insurance company constitutes receipt by the Fund; provided that the Fund receives notice of the order by 9:30 a.m. the next day on which the New York Stock Exchange is open for trading. No sales charge or redemption charge is made.

The Fund may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason (other than weekends or holidays) or under emergency circumstances as determined by the Commission.

                                NET ASSET VALUE

The net asset value per share (NAV) of the Fund is determined as of the earlier of 15 minutes after the close of the New York Stock Exchange or 4:15 p.m. eastern time, on each day that the New York Stock Exchange is open for trading. The NAV is computed by dividing the total value of the Fund's securities, plus any cash or other assets less all liabilities (including accrued expenses), by the number of shares outstanding.


Portfolio securities are valued primarily by independent pricing services, based on market quotations. Short-term debt instruments maturing in less than 60 days are valued at amortized cost. Securities for which market quotations are not readily available are valued at their fair value in such manner as may be determined under the authority of the Trustees.

                                                    Aetna Variable Encore Fund 7

                                    GLOSSARY

This glossary describes some of the securities in which the Fund may invest in pursuing its investment objective.

U.S. Government Securities

U.S. Government Direct Obligations

Securities issued by the U.S. Government and its agencies. Direct Obligations of the U.S. Government are:

Treasury Bills -- issued with short maturities (one year or less). They are issued in bearer form and are priced at a discount to face value. The income for investors is the difference between the purchase price and the face value.

Treasury Notes -- intermediate-term securities with maturities of between one to ten years. Income to investors is paid in semi-annual interest payments.

Treasury Bonds -- long-term debt instruments with maturities from ten years to up to thirty years. Income is paid to investors on a semi-annual basis.

U.S. Government Agencies Securities

U.S. Government Agencies have been established as instrumentalities of the United States Government to issue debt securities to finance activities for the U.S. Government. These agencies include among others Banks for Cooperatives, Federal Land Banks, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association ("FNMA" or "Fannie Mae"), Government National Mortgage Association ("GNMA" or "Ginnie Mae"), Export-Import Bank and the Tennessee Valley Authority. Issues of these agencies, while not direct obligations of the United States Government are backed by the full faith and credit of the United States, or are guaranteed by the Treasury, or supported by the issuing agencies' right to borrow from the Treasury.


Not all agencies are backed by the full faith and credit of the United States; for example the FNMA may borrow money from the U.S. Treasury only under certain circumstances. There is no guarantee that the government will support these types of securities and they therefore involve more risk than direct government obligations.

Banker's Acceptance

A banker's acceptance is a time draft drawn on and accepted by a bank. It is generally used by corporations to finance payment for traded goods. When the draft is accepted by a bank, the bank unconditionally guarantees to pay the face value of the instrument on its maturity date. An investor can purchase a banker's acceptance in the secondary market at the going rate of discount for a specific maturity. The maturity of such instruments is generally six months or less.

Certificates of Deposit

Certificates of deposit (CDs) are issued by banks and earn a specified rate of return over a definite period of time. CDs are usually negotiable and traded among investors such as mutual funds and banks. Eurodollar CDs are U.S. dollar-denominated deposits in banks outside the United States. The bank may be a foreign bank or a foreign branch of a United States bank. Certain Eurodollar deposits are not FDIC insured and may be subject to future political and economic developments and governmental restrictions. Yankee CDs are United States dollar-denominated deposits issued in the United States by foreign banks.

Commercial Paper


Commercial paper is an unsecured short-term debt instrument issued by a company or bank with a maturity ranging from two to 270 days.

Repurchase Agreements

A repurchase agreement or "repo" is an agreement between a seller and buyer, usually of U.S. Government securities, whereby one seller agrees to sell and subsequently repurchase securities at a fixed price usually at a future specified date. Under a reverse repurchase agreement, the Fund would in effect buy securities from another entity, which entity agrees to repurchase the securities at a future specified date. The repurchase price under any type of repurchase agreement reflects an agreed-upon interest rate for the period of purchase, which tends to reflect current interest rates in the market rather than original issue rate on the security. The primary attraction of repurchase agreements is the flexibility of maturities.


8 Aetna Variable Encore Fund

             Statement of Additional Information dated: May 1, 1997


                                 AETNA VARIABLE

                                  ENCORE FUND

                             151 Farmington Avenue


                          Hartford, Connecticut 06156

This Statement of Additional Information (Statement) is not a prospectus and should be read in conjunction with the current prospectus for Aetna Variable Encore Fund dated May 1, 1997.

A free prospectus is available from the local Aetna office, by writing to Aetna Variable Encore Fund at the address listed above or by calling 1-800-525-4225.


                    Read the prospectus before you invest.
                               TABLE OF CONTENTS


General Information and History    .................................     2
Investment Objective and Policies of the Fund  .....................     2
Description of Various Securities and Investment Techniques   ......     4
Trustees and Officers of the Fund  .................................     5
Control Persons and Principal Shareholders of the Fund  ............     8
Investment Advisory Agreement   ....................................     8
Subadvisory Agreement  .............................................     9
Administrative Services Agreement  .................................     9
License Agreement   ................................................     9
Brokerage Allocation and Trading Policies   ........................    10
Description of Shares  .............................................    11
Tax Matters   ......................................................    12
Purchase and Redemption of Shares  .................................    15
Principal Underwriter  .............................................    16
Net Asset Value  ...................................................    16
Performance Information   ..........................................    16
Custodian  .........................................................    16
Independent Auditors   .............................................    16
Financial Statements   .............................................    17

                        GENERAL INFORMATION AND HISTORY


Aetna Variable Encore Fund (Fund) is an open-end diversified management investment company which sells its shares of beneficial interest to variable annuity or variable life insurance separate accounts to fund variable annuity contracts (VA Contracts) or variable life insurance policies (VLI Policies) issued by Aetna Life Insurance and Annuity Company (Aetna or Company) and its affiliates.


                 INVESTMENT OBJECTIVE AND POLICIES OF THE FUND

The investment objective of the Fund is to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments.


The Fund will operate under the following restrictions, which together with its investment objective, are matters of fundamental policy and cannot be changed without the approval of a majority of the outstanding voting securities of the Fund as defined by the Investment Company Act of 1940 (1940 Act). This means the lesser of: (i) 67% of the shares of the Fund present or represented at a shareholders' meeting if the holders of more than 50% of the shares then outstanding are present or represented; or (ii) more than 50% of the outstanding voting securities of the Fund.


In seeking to accomplish its investment objective, the Fund will not:

 (1) issue any senior security as defined in the 1940 Act, except that (a) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (b) the Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretations of the 1940 Act or an exemptive order, and (c) subject to fundamental restrictions, the Fund may borrow money as authorized by the 1940 Act;


 (2) with respect to 75% of the value of the Fund's total assets, hold more than 5% of the value of its total assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of any one issuer. Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities are excluded from these restrictions;


 (3) concentrate its investments in any one industry except that the Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. For purposes of this restriction, finance companies will be classified as separate industries according to the end users of their services, such as automobile finance, computer finance and consumer finance. This limitation will not, however, apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities; securities invested in, or repurchase agreements for, U.S. Government securities; and certificates of deposit, bankers' acceptances, or securities of banks and bank holding companies;

 (4) make loans, except that, to the extent appropriate under its investment program, the Fund may (a) purchase bonds, debentures or other debt securities, including short-term obligations, (b) enter into repurchase transactions and (c) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets;

 (5) invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities, may engage in transactions on a when-issued or forward commitment basis, and may enter into forward currency contracts;

 (6) borrow money, except that (a) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements; and (b) for temporary, emergency purposes, the Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time the loan is made;

2 Aetna Variable Encore Fund

 (7) purchase real estate, interests in real estate or real estate limited partnership interests except that, to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein; or


 (8) act as an underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by the Fund, the Fund may be deemed to be an underwriter under the provisions of the Securities Act of 1933 (1933 Act).

     (Note that as a money market fund, the Fund's investment program does not currently allow investment in futures contracts.)

The Fund has also adopted certain other investment restrictions that may be changed by the Fund's Trustees and without shareholder vote. Under such restrictions, the Fund will not:


 (1) make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund;

 (2) invest more than 10% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to Section 4(2) of the 1933 Act, as amended, shall not be deemed illiquid solely by reason of being unregistered. The Investment Adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors;


 (3) purchase the securities of any other investment company, except as permitted under the 1940 Act or by Order of the Securities and Exchange Commission (Commission);

 (4) invest in companies for the purpose of exercising control or management; or


 (5) invest more than 25% of its total assets in securities or obligations of foreign issuers, including marketable securities of, or guaranteed by, foreign governments (or any instrumentality or subdivision thereof). The Fund will invest in securities or obligations of foreign banks only if such banks have a minimum of $5 billion in assets and a primary capital ratio of at least 4.25%. The Fund may only purchase foreign securities or obligations that are U.S. dollar denominated.


Where the Fund's investment objective or policies restricts it to a specified percentage of its total assets in any type of instrument, that percentage is measured at the time of purchase. There will be no violation of any investment policy or restriction if that restriction is complied with at the time of purchase notwithstanding a later change in the market value of an investment, in net or total assets, in the securities rating of the investment or any other change.


The Fund will invest at least 95% of its total assets in high-quality securities. High-quality securities are those receiving the highest credit rating by any two nationally recognized statistical rating organizations (or one, if only one rating organization has rated the security) and the conditions of Rule 2a-7 under the 1940 Act are met. High-quality securities may also include unrated securities if the investment adviser determines the security to be of comparable quality.

The remainder of the Fund's assets will be invested in securities rated within the two highest rating categories by any two nationally recognized statistical rating organizations (or one, if only one rating organization has rated the security) and unrated securities if the investment adviser determines the security to be of comparable quality. With respect to this group of securities, the Fund may not, however, invest more than 1% of the market value of its total assets or $1 million, whichever is greater, in the securities or obligations of a single issuer.

                                                    Aetna Variable Encore Fund 3

          DESCRIPTION OF VARIOUS SECURITIES AND INVESTMENT TECHNIQUES

The following information supplements and should be read in conjunction with the section of the prospectus entitled "Investment Policies and Restrictions."

Repurchase Agreements


The Fund may enter into repurchase agreements with domestic banks and broker-dealers meeting certain size and creditworthiness standards established by the Fund's Board of Trustees. A repurchase agreement allows the Fund to determine the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Such underlying debt instruments serving as collateral will meet the quality standards of the Fund. The market value of the underlying debt instruments will, at all times, be equal to the dollar amount invested, even though the maturity of the underlying instruments may exceed the 397-day maturity limitation (762 days for U.S. Government securities) of the Fund. Repurchase agreements, although fully collateralized, involve the risk that the seller of the securities may fail to repurchase them from the Fund. In that event, the Fund may incur (a) disposition costs in connection with liquidating the collateral, or (b) a loss if the collateral declines in value. Also, if the default on the part of the seller is due to insolvency and the seller initiates bankruptcy proceedings, the Fund's ability to liquidate the collateral may be delayed or limited. Under the 1940 Act, repurchase agreements are considered loans by the Fund. Repurchase agreements maturing in more than seven days will not exceed 10 percent of the total assets of the Fund.


The Company will not make loans, enter into repurchase agreements or lend portfolio securities unless it receives collateral that is at least equal to the value of the loan, including accrued interest.

Reverse Repurchase Agreements

The Fund may enter into "reverse repurchase agreements" in which the Fund, as seller of the securities, agrees to repurchase them at an agreed upon time and price. When engaging in reverse repurchase agreements with banks or broker-dealers, the Fund will receive cash and will deposit collateral in the form of cash or cash equivalents in a segregated account maintained by Mellon Bank, N.A. Such collateral will be maintained at all times in an amount equal to at least 100% of the amount due to the bank or broker-dealer with which the Fund entered into the reverse repurchase agreement.

When-Issued or Delayed-Delivery Securities

During any period that the Fund has outstanding a commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will maintain with its custodian bank a segregated account consisting of cash, U.S. Government securities or other high-quality debt obligations. To the extent that the market value of securities held in this segregated account falls below the amount that the Fund will be required to pay on settlement, additional assets may be required to be added to the segregated account. Such segregated accounts could affect the Fund's liquidity and ability to manage its portfolio. When the Fund engages in when-issued or delayed-delivery transactions, it is effectively relying on the seller of such securities to consummate the trade; failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to invest funds held in the segregated account more advantageously.

The Fund will not pay for securities purchased on a when-issued or delayed-delivery basis, or start earning interest on such securities, until the securities are actually received. However, any security so purchased will be recorded as an asset of the Fund at the time the commitment is made. Because the market value of securities purchased on a when-issued or delayed-delivery basis may increase or decrease prior to settlement as a result of changes in interest rates or other factors, such securities will be subject to changes in market value prior to settlement and a loss may be incurred if the value of the security to be purchased declines prior to settlement.

Maturity Policies

The average dollar-weighted maturity of securities in the Fund's portfolio will not exceed ninety days. In addition, no security in the Fund's portfolio will have a maturity of greater than thirteen months (397 calendar days), or, in the case of United States Government securities, no greater than twenty-five months (762 calendar days).

4 Aetna Variable Encore Fund

                       TRUSTEES AND OFFICERS OF THE FUND


The investments and administration of the Fund are under the direction of the Board of Trustees (Trustees). The Trustees and executive officers of the Fund and their principal occupations for the past five years are listed below. Those trustees who are "interested persons," as defined in the 1940 Act, are indicated by an asterisk (*). All Trustees and officers hold similar positions with other investment companies in the same Fund Complex managed by the Investment Adviser. Fund Complex presently consists of: Aetna Series Fund, Inc., Aetna Variable Fund, Aetna Income Shares, Aetna Variable Encore Fund, Aetna Investment Advisers Fund, Inc., Aetna GET Fund (Series B and Series C), Aetna Generation Portfolios, Inc., and Aetna Variable Portfolios, Inc.

                                                    Principal Occupation During Past Five Years
                            Position(s) Held        (and Positions held with Affiliated Persons or
 Name, Address and Age      with Registrant         Principal Underwriters of the Registrant)
 -------------------------------------------------------------------------------------------------
 Shaun P. Mathews*          Trustee and             Vice President/Senior Vice President, Aetna
 151 Farmington Avenue      President               Life Insurance and Annuity Company, March 1991 to present
 Hartford, Connecticut                              and Vice President, Aetna Life Insurance Company, 1991
 Age 41                                             to present. Director and President, Aetna Investment Services,
                                                    Inc.; and Director and Senior Vice President, Aetna Insurance
                                                    Company of America, March 1991 to present.
 -------------------------------------------------------------------------------------------------
 Wayne F. Baltzer           Vice President          Assistant Vice President, Aetna Life Insurance and
 151 Farmington Avenue                              Annuity Company, May 1991 to present; Vice President,
 Hartford, Connecticut                              Aetna Investment Services, Inc. July 1993 to present.
 Age 53
 -------------------------------------------------------------------------------------------------
 Martin T. Conroy           Vice President          Assistant Treasurer, Aetna Life Insurance and
 151 Farmington Avenue                              Annuity Company, October 1991 to present.
 Hartford, Connecticut
 Age 57
 -------------------------------------------------------------------------------------------------
 J. Scott Fox               Vice President and      Director and Senior Vice President, Aetna Life
 151 Farmington Avenue      Treasurer               Insurance and Annuity Company, March 1997 to
 Hartford, Connecticut                              present; Director, Managing Director, Chief
 Age 42                                             Operating Officer, Chief Financial Officer and
                                                    Treasurer, Aeltus Investment Management, Inc.
                                                    (Aeltus), April 1994 to present; Managing Director
                                                    and Treasurer, Equitable Capital Management Corp.,
                                                    March 1987 to September 1993. Director and Chief
                                                    Financial Officer, Aeltus Capital, Inc. and Aeltus
                                                    Trust Company, Inc.; Director, President and Chief
                                                    Executive Officer, Aetna Investment Management,
                                                    (Bermuda) Holding, Ltd.
 -------------------------------------------------------------------------------------------------
 Susan E. Bryant            Secretary               Counsel, Aetna Inc. (formerly Aetna Life and
 151 Farmington Avenue                              Casualty Company) March 1993 to present; General
 Hartford, Connecticut                              Counsel and Corporate Secretary, First Investors
 Age 49                                             Corporation, April 1991 to March 1993. Secretary,
                                                    Aetna Investment Services, Inc. and Vice President
                                                    and Senior Counsel, Aetna Financial Services, Inc.
 -------------------------------------------------------------------------------------------------


                                                    Aetna Variable Encore Fund 5

                                                  Principal Occupation During Past Five Years
                            Position(s) Held      (and Positions held with Affiliated Persons or
 Name, Address and Age      with Registrant       Principal Underwriters of the Registrant)
 -------------------------------------------------------------------------------------------------
 Morton Ehrlich             Trustee               Chairman and Chief Executive Officer, Integrated
 1000 Venetian Way                                Management Corp. (an entrepreneurial company)
 Miami, Florida                                   and Universal Research Technologies, 1992 to
 Age 62                                           present; Director and Chairman, Audit Committee,
                                                  National Bureau of Economic Research, 1985 to
                                                  1992.
 -------------------------------------------------------------------------------------------------
 Maria T. Fighetti          Trustee               Manager/Attorney, Health Services, New York City
 325 Piermont Road                                Department of Mental Health, Mental Retardation
 Closter, New Jersey                              and Alcohol Services, 1973 to present.
 Age 53
 -------------------------------------------------------------------------------------------------
 David L. Grove             Trustee               Private Investor; Economic/Financial Consultant,
 5 The Knoll                                      December 1985 to present.
 Armonk, New York
 Age 78
 -------------------------------------------------------------------------------------------------
 Timothy A. Holt*           Trustee               Director, Senior Vice President and Chief Financial
 151 Farmington Avenue                            Officer, Aetna Life Insurance and Annuity Company,
 Hartford, Connecticut                            February 1996 to present; Vice President, Portfolio
 Age 43                                           Management/Investment Group, Aetna Inc. (formerly
                                                  Aetna Life and Casualty Company), June 1991 to February
                                                  1996. Director and Vice President Aetna Retirement
                                                  Holdings, Inc.
 -------------------------------------------------------------------------------------------------
 Daniel P. Kearney*         Trustee               Director, President, and Chief Executive Officer,
 151 Farmington Avenue                            Aetna Life Insurance and Annuity Company, December
 Hartford, Connecticut                            1993 to present; Executive Vice President, Aetna Inc.
 Age 57                                           (formerly Aetna Life and Casualty Company), December
                                                  1993 to present; Group Executive, Aetna Inc. (formerly
                                                  Aetna Life and Casualty Company), 1991 to 1993;
                                                  Director, Aetna Investment Services, Inc., November 1994
                                                  to present; Director, Aetna Insurance Company of
                                                  America, May 1994 to present.
 -------------------------------------------------------------------------------------------------
 Sidney Koch                Trustee               Financial Adviser, self-employed, January 1993 to
 455 East 86th Street                             present; Senior Adviser, Daiwa Securities America,
 New York, New York                               Inc., January 1992 to January 1993; Executive Vice
 Age 61                                           President, Member of Executive Committee, Daiwa
                                                  Securities America, Inc., January 1986 to January
                                                  1992.
 -------------------------------------------------------------------------------------------------
 Corine T. Norgaard         Trustee, Chair        Dean of the Barney School of Business, University
 556 Wormwood Hill          Audit Committee       of Hartford, (West Hartford, CT), August 1996 to
 Mansfield Center,          and Contract          present; Professor, Accounting and Dean of the
 Connecticut                Committee             School of Management, Binghamton University,
 Age 59                                           (Binghamton, NY), August 1993 to August 1996;
                                                  Professor, Accounting, University of Connecticut,
                                                  (Storrs, Connecticut), September 1969 to June
                                                  1993; Director, The Advest Group (holding
                                                  company for brokerage firm) through September
                                                  1996.
 -------------------------------------------------------------------------------------------------


6 Aetna Variable Encore Fund

                                                     Principal Occupation During Past Five Years
                               Position(s) Held      (and Positions held with Affiliated Persons or
 Name, Address and Age         with Registrant       Principal Underwriters of the Registrant)
 -------------------------------------------------------------------------------------------------
 Richard G. Scheide            Trustee               Trust and Private Banking Consultant, David Ross
 11 Lily Street                                      Palmer Consultants, July 1991 to present.
 Nantucket, Massachusetts
 Age 67
 -------------------------------------------------------------------------------------------------


* Interested persons as defined in the Investment Company Act of 1940 (1940
  Act).

During the year ended December 31, 1996, members of the Boards of the Funds within the Aetna Mutual Fund Complex who are also directors, officers or employees of Aetna Inc. and its affiliates were not entitled to any compensation from the Funds. Effective November 1, 1995, members of the Boards who are not affiliated as employees of Aetna or its subsidiaries are entitled to receive an annual retainer of $30,000 for service on the Boards of the Funds within the Aetna Mutual Fund Complex. In addition, each such member will receive a fee of $5,000 per meeting for each regularly scheduled Board meeting, $5,000 for each Contract Committee meeting which is held on any day on which a regular Board meeting is not scheduled; and $3,000 for each committee meeting other than for a Contract Committee meeting on any day on which a regular Board meeting is not scheduled. A Committee Chairperson fee of $2,000 each will be paid to the Chairperson of the Contract and Audit Committees. All of the above fees are to be allocated proportionately to each Fund within the Aetna Mutual Fund Complex based on the net assets of the Fund as of the date compensation is earned.

As of December 31, 1996, the unaffiliated members of the Board of Trustees were compensated as follows:


                                                  Total
                                              Compensation
                                              from Registrant
                           Aggregate            and Fund
  Name of Person,         Compensation        Complex Paid
     Position            from Registrant       to Trustees
     --------            ---------------       -----------
Corine Norgaard          $4,078.00            $72,950.00
Trustee and
Chairman, Audit and
Contract Committees
Sidney Koch              $4,078.00            $72,950.00
Trustee and
Member, Audit and
Contract Committees
Maria T. Fighetti        $3,575.00            $63,950.00
Trustee and
Member, Audit and
Contract Committees
Morton Ehrlich           $3,575.00            $63,950.00
Trustee and
Member, Audit and
Contract Committees
Richard G. Scheide       $3,855.00            $68,950.00
Trustee and
Member, Audit and
Contract Committees


                                                    Aetna Variable Encore Fund 7

                                                  Total
                                              Compensation
                                              from Registrant
                           Aggregate            and Fund
  Name of Person,         Compensation        Complex Paid
     Position            from Registrant       to Trustees
     --------            ---------------       -----------
David L. Grove*          $3,855.00            $68,950.00
Trustee and
Member, Audit and
Contract Committees


* Mr. Grove elected to defer all such compensation under an existing deferred compensation plan.

The Fund has applied for an Order by the Securities and Exchange Commission to allow the Trustees who are not affiliated with Aetna Inc. or any of its subsidiaries to defer all or a portion of their compensation in accordance with the terms of a new Deferred Compensation Plan (Plan). Under the Plan, compensation deferred by an unaffiliated Trustee is periodically adjusted as though an equivalent amount had been invested and reinvested in shares of one or more Series of Aetna Series Fund, Inc. designated by the Trustee. The amount paid to the unaffiliated Trustee under the Plan will be based upon the performance of such investments. Deferral of compensation in accordance with the Plan will have a negligible effect on the assets, liabilities, and net income per share, and will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee.

            CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS OF THE FUND

As of March 31, 1997, all of the shares of the Fund were owned by Aetna and its affiliates and allocated to variable annuity and variable life insurance separate accounts to fund obligations under VA Contracts and VLI Policies. Contract holders in these separate accounts are provided the right to direct the voting of Fund shares at shareholder meetings. The Company and its affiliates vote the shares they own in these separate accounts in accordance with contract holders' directions. Undirected shares of the Fund will be voted for each Account in the same proportion as directed shares.

                         INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an Investment Advisory Agreement (Advisory Agreement) appointing Aetna as its Investment Advisor. The Advisory Agreement was adopted by the Board of Trustees in February, 1996, and approved by the shareholders in June, 1996. The Advisory Agreement will remain in effect if approved at least annually by a majority of the Trustees, including a majority of the Trustees who are not "interested persons" of the Fund, at a meeting, called for that purpose and held in person. The Advisory Agreement may be terminated without penalty at any time by the Trustees or by a majority vote of the outstanding voting securities of the Fund, or it may be terminated on sixty days' written notice by Aetna. The Advisory Agreement terminates automatically in the event of assignment.

This Advisory Agreement replaces a prior agreement with Aetna that was approved by the shareholders of the Fund in April, 1994. Under the Advisory Agreement and subject to the direction of the Board of Trustees, Aetna has responsibility for supervising all aspects of the operations of the Fund including the selection, purchase and sale of securities, the calculation of net asset values and the preparation of financial and other reports as requested by the Trustees. Under the agreement, Aetna is given the right to delegate any or all of its obligations to a subadviser.

The Advisory Agreement provides that Aetna is responsible for payment of all costs of its personnel, its overhead and of its employees who also serve as officers or trustees of the Fund. The Fund is responsible for payment of all of its other costs; however, under the Administrative Services Agreement described


8 Aetna Variable Encore Fund
below, Aetna has agreed to pay all direct expenses for the Fund except for broker's commissions and other costs incurred in effecting transactions on behalf of the Fund.

For its services, Aetna receives a monthly fee at an annual rate of 0.25% of the average daily net assets of the Fund. For the years ended December 31, 1994, 1995 and 1996, the Fund paid Aetna investment advisory fees of $1,061,521, $1,242,199 and $1,386,027, respectively.

                             SUBADVISORY AGREEMENT

The Fund and Aetna entered into a Subadvisory Agreement with Aeltus Investment Management, Inc. (Aeltus) effective August 1, 1996. The Subadvisory Agreement will remain in effect if approved at least annually by a majority of the Trustees, including a majority of the Trustees who are not "interested persons" of the Fund, at a meeting, called for that purpose and held in person. The Subadvisory Agreement may be terminated without penalty at any time by the Trustees or by a majority of the outstanding voting securities of the Fund or terminated on sixty days' written notice by the Adviser, the Fund or the Subadviser. The Subadvisory Agreement terminates automatically in the event of its assignment.

Under the Subadvisory Agreement, Aeltus is responsible for managing the assets of the Fund in accordance with the Fund's investment objective and policies subject to the supervision of Aetna and the Trustees and for preparing and providing accounting and financial information as requested by the Adviser and the Trustees. The Subadviser pays the salaries, employment benefits and other related costs of its personnel. For its services, Aetna has agreed to pay the Subadviser a fee at an annual rate of up to 0.15% of the average daily net assets of the Fund, payable monthly. This fee is not charged to the Fund but is paid by Aetna out of its investment advisory fees.

Aetna, as the Investment Adviser retains overall responsibility for monitoring the investment program maintained by Aeltus for compliance with applicable laws and regulations and the Fund's investment objective and policies.

                       ADMINISTRATIVE SERVICES AGREEMENT

The Fund entered into an Administrative Services Agreement with Aetna effective May 1, 1996 under which Aetna provides all administrative services for the Fund and pays all ordinary recurring costs of the Fund (except brokerage costs and other transaction costs). These are costs that the Fund would otherwise be required to pay under the terms of the Investment Advisory Agreement. As a result, the Fund's costs and fees are limited to the advisory fee, the administrative services charge and brokerage and transaction costs. For its services and as reimbursement for the costs it incurs under the Administrative Services Agreement, Aetna receives an annual fee, payable monthly at a rate of 0.10% of the average daily net assets of the Fund.

The Administrative Services Agreement will remain in effect if approved annually by a majority of the Trustees. It may be terminated by either party on sixty days' written notice. Prior to May 1, 1996, Aetna provided administrative services under an agreement that allowed for the reimbursement of a proportionate share of Aetna's overhead in administering the Fund and the Fund reimbursed Aetna directly for all other costs. The total of the direct costs and administrative costs reimbursed to Aetna for the years ended December 31, 1994, 1995 and 1996 were $313,575, $277,840 and $447,624, respectively.

                               LICENSE AGREEMENT

The Fund uses the service mark of Aetna Variable Encore Fund and the name "Aetna" with the permission of Aetna Inc. granted under a License Agreement. The continued use is subject to the right of Aetna Inc. to withdraw this permission in the event Aetna or another subsidiary or affiliated corporation of Aetna Inc. should not be the investment adviser of the Fund.


                                                    Aetna Variable Encore Fund 9

                   BROKERAGE ALLOCATION AND TRADING POLICIES

Subject to the direction of the Fund's Board of Trustees, the Company has responsibility for making the Fund's investment decisions and for effecting the execution of trades for the Fund's portfolio. Purchases and sales of portfolio securities will usually be made in principal transactions, which will result in the payment of no brokerage commission. In such transactions, portfolio securities will normally be purchased directly from or sold to the issuer or an underwriter or market-maker for these securities.


The primary criterion used in the allocation of purchase transactions is the availability of a security which best meets the requirements of the Fund's portfolio strategy. This determination is based on the safety, liquidity, yield and maturity of the security in relation to other money market instruments then available. The primary criterion used in the allocation of sale transactions will be that of obtaining the best price and execution of such transactions under the circumstances then prevailing. Aetna and Aeltus currently receive a variety of brokerage and research services from brokerage firms in return for the execution by such brokerage firms of trades in securities held by the Fund. These brokerage and research services include, but are not limited to, quantitative and qualitative research information and purchase and sale recommendations regarding securities and industries, analyses and reports covering a broad range of economic factors and trends, statistical data relating to the strategy and performance of the Fund and other investment companies, services related to the execution of trades in the Fund's securities and advice as to the valuation of securities. Aetna and Aeltus consider the quantity and quality of such brokerage and research services provided by a brokerage firm along with the nature and difficulty of the specific transaction in negotiating commissions for trades in the Fund's securities and may pay higher commission rates than the lowest available when it is reasonable to do so in light of the value of the brokerage and research services received generally or in connection with a particular transaction. Aetna and Aeltus' policy in selecting a broker to effect a particular transaction is to seek to obtain "best execution," which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the services provided by the broker, taking into consideration research and other services provided. When either Aetna or Aeltus believes that more than one broker can provide best execution, preference may be given to brokers who provide additional services to Aetna or Aeltus.

Consistent with securities laws and regulations, Aetna and Aeltus may obtain such brokerage and research services regardless of whether they are paid for (1) by means of commissions; or (2) by means of separate, non-commission payments. Aetna's and Aeltus' judgment as to whether and how they will obtain the specific brokerage and research services will be based upon their analysis of the quality for such services and the cost (depending upon the various methods of payment which may be offered by brokerage firms) and will reflect Aetna's and Aeltus' opinions as to which services and which means of payment are in the long-term best interests of the Fund. Research services furnished by brokers through whom the Fund effects securities transactions may be used by Aetna and Aeltus in servicing all of their accounts; not all such services will be used to benefit the Fund. The Fund has no present intention to effect any brokerage transactions in Fund securities with Aetna or any affiliates of the Fund or Aetna except in accordance with applicable Commission rules. All transactions will comply with Rule 17e-1 under the 1940 Act.

Certain officers of Aetna and Aeltus also manage the securities portfolios of Aetna's own accounts. Further, Aetna and Aeltus also act as investment adviser to other investment companies registered under the 1940 Act and other client accounts. Aetna and Aeltus have adopted policies designed to prevent disadvantaging the Fund in placing orders for the purchase and sale of securities for the Fund.

To the extent Aetna or Aeltus desires to buy or sell the same security at or about the same time for more than one client, the purchases or sales will normally be aggregated (or "bunched") and allocated as nearly as practicable on a pro rata basis in proportion to the amounts to be purchased or sold by each, taking into consideration the respective investment objectives of the clients, the relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, and the size of their respective investment commitments. Prices are averaged for those transactions. In some cases, this procedure may


10 Aetna Variable Encore Fund
adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

The Board of Trustees has adopted a policy allowing trades to be made between registered investment companies provided they meet the terms of Rule 17a-7 under the 1940 Act. Pursuant to this policy, the Fund may buy a security from or sell another security to another registered investment company advised by Aetna.

The Trustees have adopted a Code of Ethics governing personal trading by persons who manage or who have access to trading activity by a fund. The Code of Ethics allows trades to be made in securities that may be held by a Fund; however, it prohibits a person from taking advantage of Fund trades or from acting on inside information.

The Fund did not pay any brokerage commissions for 1994, 1995, and 1996.


                             DESCRIPTION OF SHARES

Aetna Variable Encore Fund was established as a Maryland corporation in 1974 and converted to a Massachusetts business trust on May 1, 1984. It operates under a Declaration of Trust ("Declaration") dated January 25, 1984.

The Declaration permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of a single class, each of which represents a proportionate interest in the Fund equal to each other share. The Trustees have the power to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportional beneficial interest in the Fund.

Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. Fund shares are fully paid and non-assessable, except as set forth below.

Shareholder and Trustee Liability

The Fund is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such business trusts may, under certain circumstances, be held personally liable as partners for the obligations of the Fund, which is not true in the case of a corporation. The Declaration provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, obligation, instrument or undertaking made by the Fund shall contain a provision to the effect that shareholders are not personally liable thereunder. With respect to tort claims, contract claims where the provision referred to is omitted from the undertaking, and claims for taxes and certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of any such liability the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund, with the advice of counsel, in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

The Declaration further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Voting Rights

Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of Trustees (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. The shareholders of the Fund are the insurance companies for their separate accounts using the Fund to fund VA Contracts and VLI Policies. The insurance company depositors of the separate accounts pass rights for shares held for VA Contracts or VLI Policies through to Contract holders or Participants as described in the prospectus for the applicable VA Contract or VLI Policy. A meeting of the shareholders at which Trustees were elected was most recently held on April

                                                   Aetna Variable Encore Fund 11

13, 1994. Thereafter, no further meeting of shareholders for the purpose of electing Trustees will be held unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for election of Trustees. Vacancies occurring between such meetings shall be filled in an otherwise legal manner if, immediately after filling any such vacancy, at least two-thirds of the Trustees holding office have been elected by shareholders. Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Trustees may be removed from office
(1) at any time by two-thirds vote of the Trustees; (2) by a majority vote of Trustees where any Trustee becomes mentally or physically incapacitated; (3) at a special meeting of shareholders by a two-thirds vote of the outstanding shares; (4) by written declaration filed with Mellon Bank, N.A., the Fund's custodian, signed by two-thirds of the Fund's shareholders. Any Trustee may also voluntarily resign from office.

Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Trustees can, if they choose to do so, elect all the Trustees of the Fund, in which event the holders of the remaining shares will be unable to elect any person as a Trustee.

The Declaration may be amended by an affirmative vote of a majority of the shares at any meeting of shareholders or by written instrument signed by a majority of the Trustees and consented to by a majority of the shareholders. The Trustees may also amend the Declaration without the vote or consent of shareholders if they deem it necessary to conform the Declaration to the requirements of applicable federal laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code of 1986, as amended, but the Trustees shall not be liable for failing to do so.

Shares have no preemptive or conversion rights.

                                  TAX MATTERS

The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning. Holders of VA Contracts or VLI Policies should consult the prospectuses of their respective contracts or policies for information concerning the federal income tax consequences of owning such VA Contracts or VLI Policies.

Qualification as a Regulated Investment Company


The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As a regulated investment company, the Fund generally is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (Distribution Requirement), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

In addition to satisfying the Distribution Requirement, a regulated investment company must: (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (Income Requirement); and (2) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock,


12 Aetna Variable Encore Fund
securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (Short-Short Gain Test). However, foreign currency gains, including those derived from options, futures and forwards, will not in any event be characterized as Short-Short Gain if they are directly related to the regulated investment company's investments in stock or securities (or options or futures thereon). Because of the Short-Short Gain Test, the Fund may have to limit the sale of appreciated securities that it has held for less than three months. However, the Short-Short Gain Test will not prevent the Fund from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded for this purpose. Interest (including original issue discount) received by the Fund at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the Short-Short Gain Test. However, income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.


Finally, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option. However, with regard to forward currency contracts, there does not appear to be any formal or informal authority which identifies the issuer of such instrument. For purposes of asset diversification testing, obligations issued by or guaranteed by agencies and instrumentalities of the U.S. Government such as the Federal Agricultural Mortgage Corporation, the Farm Credit System Financial Assistance Corporation, the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Government National Mortgage Corporation, and the Student Loan Marketing Association are treated as U.S. Government securities.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Qualification of Segregated Asset Accounts

Under Code section 817(h), a segregated asset account upon which a variable annuity contract or variable life insurance policy is based must be "adequately diversified." A segregated asset account will be adequately diversified if it satisfies one of two alternative tests set forth in the Treasury Regulations. Specifically, the Treasury Regulations provide, that except as permitted by the "safe harbor" discussed below, as of the end of each calendar quarter (or within 30 days thereafter) no more than 55% of a fund's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and while each U.S. Government agency and instrumentality is considered a separate issuer, a particular foreign government and its agencies, instrumentalities and political subdivisions may be considered the same issuer. As a safe harbor, a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, U.S. government securities and securities of other regulated investment companies.

For purposes of these alternative diversification tests, a segregated asset account investing in shares of a regulated investment company will be entitled to "look-through" the regulated investment company

                                                   Aetna Variable Encore Fund 13
to its pro rata portion of the regulated investment company's assets, provided the regulated investment company satisfies certain conditions relating to the ownership of the shares.

Excise Tax on Regulated Investment Companies


A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (taxable year election)). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.


For purposes of the excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses from Section 988 transactions incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions


The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to Aetna as ordinary income and treated as dividends for federal income tax purposes.

The Fund may either retain or distribute to Aetna its net capital gain, if any, for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to Aetna as long-term capital gain, regardless of the length of time Aetna has held its shares or whether such gain was recognized by the Fund prior to the date on which Aetna acquired shares. All distributions paid to Aetna, whether characterized as ordinary income or capital gain, are not taxable to VA Contract or VLI Policy holders.


If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. Where the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.

Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

14 Aetna Variable Encore Fund

Distributions paid to Aetna will be reinvested in additional shares. Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.


Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.


Sale or Redemption of Shares

Aetna will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held, or deemed under Code rules to be held, for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Although gain or loss realized on shares redeemed through the direction of VA Contract or VLI Policy holders is taxable to Aetna or its affiliates, such VA Contract or VLI Policy holders will not be subject to tax.


Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.


                       PURCHASE AND REDEMPTION OF SHARES

Shares of the Fund are purchased and redeemed at the net asset value next determined after receipt of a purchase or redemption order in acceptable form by the Company. No sales charge or redemption charge is made.

The value of shares redeemed may be more or less than the shareholder's cost, depending upon the market value of the portfolio securities at the time of redemption. Payment for shares redeemed will be made to the Company by the Fund within seven days or the maximum period allowed by law, if shorter, after the redemption request is received by the Company acting as transfer agent for the Fund. The right to redeem Fund shares may be suspended or payment therefore postponed for any period during which (a) trading on the New York Stock Exchange is restricted as determined by the Commission or such Exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Commission, as a result of which (i) disposal by the Fund of securities owned by it is not reasonably


                                                   Aetna Variable Encore Fund 15
practicable, or (ii) it is not reasonably practicable for the Fund to determine fairly the value of its net assets; or (c) the Commission by order so permits for the protection of shareholders of the Fund.


                             PRINCIPAL UNDERWRITER

The Company is the principal underwriter of the Fund pursuant to a contract (Underwriting Agreement) between it and the Fund. The Underwriting Agreement will remain in effect through December 1997 and may be continued annually thereafter if approved annually by the Board of Trustees of the Fund or by a vote of holders of a majority of the Fund's shares. This Underwriting Agreement may be terminated at any time, by either party, without the payment of any penalty, on sixty (60) days' written notice to the other party.


                                NET ASSET VALUE

Short-term debt securities which have a maturity date of more than sixty days will be valued at the mean of the last bid and asked price obtained from principal market makers. Generally, short-term debt securities maturing in sixty days or less at the date of purchase will be valued using the "amortized cost" method of valuation. This involves valuing an instrument at its cost and thereafter assuming a constant amortization of premium or increase of discount.



                            PERFORMANCE INFORMATION

Total return of a Fund for periods longer than one year is determined by calculating the actual dollar amount of investment return on a $10,000 investment in the Fund made at the beginning of each period, then calculating the average annual compounded rate of return which would produce the same investment return on the $10,000 investment over the same period. Total return for a period of one year or less is equal to the actual investment return on a $10,000 investment in the Fund during that period. Total return calculations assume that all Fund distributions are reinvested at net asset value on their respective reinvestment dates.

The performance of the Fund may, from time to time, be compared to that of other mutual funds tracked by mutual fund rating services, to broad groups of comparable mutual funds, or to unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs.

The performance of the Fund is commonly measured as total return. An average annual compounded rate of return ("T") may be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment of $10,000 ("P") over a period of time ("n") according to the formula:
                                        n
                                P(1 + T)  = ERV

The total returns of the Fund calculated based on the formula above for the one, five and ten year periods ended December 31, 1996 are 5.37%, 4.46% and 6.08%, respectively.


                                   CUSTODIAN

Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania 15258 serves as custodian for assets of the Fund. The custodian does not participate in determining the investment policies of the Fund or in deciding which securities are purchased or sold by the Fund. The Fund, however, may invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

                             INDEPENDENT AUDITORS


KPMG Peat Marwick LLP, CityPlace II, Hartford, Connecticut 06103-4103 serves as independent auditors to the Fund. KPMG Peat Marwick LLP provides audit services, assistance and consultation in connection with Commission filings.


16 Aetna Variable Encore Fund

                              FINANCIAL STATEMENTS

Financial Statements for Aetna Variable Encore Fund are incorporated herein by reference to the Annual Report dated December 31, 1996. The Annual Report is available upon request and without charge by calling 1-800-525-4225 or by writing to Aetna Variable Encore Fund at 151 Farmington Avenue, CT 06156.


                                                   Aetna Variable Encore Fund 17

                                     PART C

                                OTHER INFORMATION
                                -----------------

Item 24.  Financial Statements and Exhibits
-------------------------------------------

     (a)   Financial Statements:
           (1) Included in Part A:
               Financial Highlights
           (2) Included in Part B by incorporation by reference to the Fund's
               Annual Report dated December 31, 1996, as filed electronically with the Securities and Exchange Commission on March 7, 1997
               (File No. 811-2565):
               Portfolio of Investments
               Statement of Assets and Liabilities as of December 31, 1996
               Statement of Operations for the year ended December 31, 1996
               Statements of Changes in Net Assets for the years ended
                 December 31, 1996 and 1995
               Notes to Financial Statements
               Independent Auditors' Report

      (b)   Exhibits:
            (1)      Charter (Declaration of Trust)(1)
            (2)      Amended and Restated Bylaws (adopted by Board of Directors September 14, 1994)(1)
            (3)      Not Applicable
            (4)      Instruments Defining Rights of Holders(2)
            (5)(a)   Investment Advisory Agreement between Aetna Life Insurance and Annuity Company and Aetna Variable Encore Fund (August 1, 1996)
            (5)(b)   Subadvisory Agreement between Aetna Life Insurance and Annuity Company and Aetna
                     Variable Encore Fund (August 1, 1996)
            (6)      Underwriting Agreement between Aetna Life Insurance and Annuity Company and Aetna
                     Variable Encore Fund (April 30, 1996)
            (7)      Not Applicable
            (8)      Custodian Agreements and Depository Contracts
                     (September 1, 1992)(1)
            (9)      Administrative Services Agreement between Aetna Life Insurance and Annuity
                     Company and Aetna Variable Encore Fund (May 1, 1996)(2)
            (10)(a)  Opinion of Counsel(3)
            (10)(b)  Consent of Counsel
            (11)     Consent of Independent Auditors
            (12)     Not Applicable
            (13)     Not Applicable
            (14)     Not Applicable


            (15)     Not Applicable
            (16)     Schedule for Computation of Performance Data
            (17)     See Exhibit 27 below
            (18)     Not Applicable
            (19)     Powers of Attorney(4)
            (27)     Financial Data Schedule

1. Incorporated by reference to Post-Effective Amendment No. 39 to Registration Statement on Form N-1A (File No. 2-53038), as filed electronically on April 25, 1996.
2. Incorporated by reference to Post-Effective Amendment No. 41 to Registration Statement on Form N-1A (File No. 2-53038), as filed electronically on June 7, 1996.
3. Incorporated by reference to Registrant's 24f-2 Notice for the fiscal year ended December 31, 1996, as filed electronically with the Securities and Exchange Commission on February 28, 1997.
4. Incorporated by reference to Post-Effective Amendment No. 52 to the Registration Statement on Form N-1A (File No. 2-51739), as filed electronically with the Securities and Exchange Commission on April 11, 1997.

Item 25. Persons Controlled by or Under Common Control
------------------------------------------------------

         Registrant is a Massachusetts business trust for which separate financial statements are filed. As of February 28, 1997, Aetna Life Insurance and Annuity Company owned 98.53% of Registrant's outstanding voting securities.

         Aetna Life Insurance and Annuity Company is a wholly-owned subsidiary of Aetna Retirement Holdings, Inc., which is in turn a wholly-owned subsidiary of Aetna Retirement Services, Inc.
         and an indirect wholly-owned subsidiary of Aetna Inc.

         A list of all persons directly or indirectly under common control with the Registrant is incorporated herein by reference to Item 26 of Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 (File No. 33-61897), as filed electronically with the Securities and Exchange Commission on April 11, 1997.

Item 26. Number of Holders of Securities
----------------------------------------

         (1) Title of Class                  (2) Number of Record Holders
             --------------                      ------------------------
         Shares of Beneficial Interest       2 as of February 28, 1997
         $1.00 par value


Item 27. Indemnification
------------------------

         Article V of the Registrant's Declaration of Trust, which is incorporated by reference to Exhibit 24(b)(1) to Registrant's Post-Effective Amendment No. 39 to Registration Statement on Form N-1A (File No. 2-53038), as filed electronically on April 25, 1996, provides indemnification for Registrant's trustees and officers.

         In addition, the Registrant's trustees and officers are covered under director and officer liability policies, issued by National Union Fire Insurance Company, which generally indemnify the Registrant's trustees and officers for judgments and expenses in proceedings brought against them solely by reason of their positions as trustees and officers (in the absence of gross neglect or misfeasance). The policy expires on October 1, 1997.

Item 28.  Business and Other Connections of Investment Adviser
--------------------------------------------------------------

         The Investment Adviser, Aetna Life Insurance and Annuity Company (Aetna), is an insurance company that issues variable and fixed annuities, and variable and universal life insurance policies and acts as principal underwriter and depositor for separate accounts holding assets for variable contracts and policies. It also acts as the principal underwriter and investment adviser for the Registrant and Aetna Series Fund, Inc., Aetna Variable Fund, Aetna Income Shares, Aetna Variable Portfolios, Inc., Aetna Investment Advisers Fund, Inc., Aetna GET Fund, and Aetna Generation Portfolios, Inc. (all management investment companies registered under the Investment Company Act of 1940 (1940 Act)). Additionally, Aetna acts as the principal underwriter and depositor for Variable Annuity Account B of Aetna, Variable Annuity Account C of Aetna, Variable Annuity Account G of Aetna, and Variable Life Account B of Aetna (separate accounts of Aetna registered as unit investment trusts under the 1940 Act). Aetna is also the principal underwriter for Variable Annuity Account I of Aetna Insurance Company of America (AICA) (a separate account of AICA registered as a unit investment trust under the 1940 Act).

         The following table summarizes the business connections of the directors and principal officers of the Investment Adviser.

-------------------------------------------------------------------------------
Name                  Positions and Offices   Other Principal Position(s) Held
----                  with Investment Adviser Since Oct. 31, 1994/Addresses*/**
                      ----------------------- ---------------------------------

-------------------------------------------------------------------------------
Daniel P. Kearney     Director, President     Director and President (since
                      and Executive Officer   March 1996) -- Aetna Retirement
                                              Holdings, Inc.; President (since
                                              December 1995) -- Aetna Retirement
                                              Services, Inc.; President (since
                                              December 1993) -- Aetna Life
                                              Insurance and Annuity Company;
                                              Executive Vice President (since
                                              December 1993) -- Aetna Inc.
                                              (formerly Aetna Life and Casualty
                                              Company); Director (since 1992) --
                                              MBIA, Inc.

-------------------------------------------------------------------------------
Name                  Positions and Offices   Other Principal Position(s) Held
----                  with Investment Adviser Since Oct. 31, 1994/Addresses*/**
                      ----------------------- ---------------------------------

-------------------------------------------------------------------------------
Christopher J. Burns  Director and Senior     Director, Aetna Financial
                      Vice President          Services, Inc. (since January
                                              1996), and Aetna Investment
                                              Services, Inc. (since July
                                              1992) and President, Chief
                                              Operations Officer (since
                                              November 1996) -- Aetna
                                              Investment Services, Inc.;
                                              Director (since March 1996) --
                                              Aetna Retirement Holdings, Inc.

Laura R. Estes        Director and Senior     Director (since December 1996)
                      Vice President          -- Aetna Insurance Agency
                                              Holding Company, Inc.); Director
                                              (since March 1996) -- Aetna
                                              Retirement Holdings, Inc; Senior
                                              Vice President (since March 1991)
                                              -- Aetna Life Insurance and
                                              Annuity Company.

J. Scott Fox          Director and Senior     Director and Senior Vice
                      Vice President          President (since March 1997) --
                                              Aetna Retirement Holdings, Inc.;
                                              Senior Vice President (since March
                                              1997) -- Aetna Life Insurance and
                                              Annuity Company; Managing
                                              Director, Chief Operating Officer,
                                              Chief Financial Officer, Treasurer
                                              (April 1994 - March 1997) --
                                              Aeltus Investment Management, Inc.

-------------------------------------------------------------------------------
Name                  Positions and Offices   Other Principal Position(s) Held
----                  with Investment Adviser Since Oct. 31, 1994/Addresses*/**
                      ----------------------- ---------------------------------

-------------------------------------------------------------------------------
Timothy A. Holt       Director, Senior Vice   Senior Vice President and Chief
                      President and Chief     Financial Officer (since
                      Financial Officer       February 1996) -- Aetna Life
                                              Insurance and Annuity Company;
                                              Vice President (June 1991 -
                                              February 1996) -- Portfolio
                                              Management/Investment Group, Aetna
                                              Inc. (formerly known as Aetna Life
                                              and Casualty Company); Director
                                              (since March 1996) -- Aetna
                                              Retirement Holdings, Inc.; Vice
                                              President (since September 1996)
                                              -- Aetna Retirement Holdings, Inc.

Gail P. Johnson       Director and Vice       Vice President (since December
                      President               1992) -- Aetna Life Insurance
                                              and Annuity Company.

John Y. Kim           Director and Senior     President (since December 1995)
                      Vice President          -- Aeltus Investment
                                              Management, Inc.; Chief Investment
                                              Officer (since May 1994) -- Aetna
                                              Life Insurance and Annuity
                                              Company.

Shaun P. Mathews      Director and Vice       Director (since December 1996)
                      President               -- Aetna Insurance Agency
                                              Holding Company, Inc.; Vice
                                              President (since February 1996),
                                              Senior Vice President (March 1991
                                              - Present) -- Aetna Life Insurance
                                              and Annuity Company; Director,
                                              Aetna Investment Services, Inc.
                                              (since July 1993), and Aetna
                                              Insurance Company of America
                                              (since February 1993).

Glen Salow            Director and Vice       Vice President (since 1992) --
                      President               Aetna Life Insurance and
                                              Annuity Company.

-------------------------------------------------------------------------------
Name                  Positions and Offices   Other Principal Position(s) Held
----                  with Investment Adviser Since Oct. 31, 1994/Addresses*/**
                      ----------------------- ---------------------------------

-------------------------------------------------------------------------------
Creed R. Terry        Director and Vice       Vice President (since February
                      President               1996), Market Strategist
                                              (August 1995 - February 1996) --
                                              Aetna Life Insurance and Annuity
                                              Company; President, (1991 - 1995)
                                              Chemical Technology Corporation (a
                                              subsidiary of Chemical Bank).

Kirk P. Wickman       Vice President,         Vice President, General Counsel
                      General Counsel and     and Corporate Secretary (since
                      Secretary               March 1997) -- Aetna Retirement
                                              Holdings, Inc.; Vice President,
                                              General Counsel and Secretary
                                              (since November 1996) -- Aetna
                                              Life Insurance and Annuity
                                              Company; Vice President and
                                              Counsel (June 1992 - November
                                              1996) -- Aetna Life Insurance
                                              Company.

Deborah Koltenuk      Vice President and      Vice President, Investment
                      Treasurer, Corporate    Planning and Financial
                      Controller              Reporting (April 1996 to July
                                              1996) -- Aetna Life Insurance
                                              Company; Vice President,
                                              Investment Planning and Financial
                                              Reporting (October 1994 to April
                                              1996) Aetna Life Insurance
                                              Company, the Aetna Casualty and
                                              Surety Company and The Standard
                                              Fire and Insurance Company; Vice
                                              President and Treasurer, Corporate
                                              Controller (since March 1996) --
                                              Aetna Retirement Holdings, Inc.

Frederick D. Kelsven  Vice President and      Director of Compliance (January
                      Chief Compliance        1985 to September 1996) --
                      Officer                 Nationwide Life Insurance
                                              Company.

   * The principal business address of each person named is 151 Farmington Avenue, Hartford, Connecticut 06156.

   ** Certain officers and directors of the investment adviser currently hold
      (or have held during the past two years) other positions with affiliates of the Registrant that are not deemed to be principal positions.

For information regarding Aeltus Investment Management, Inc. (Aeltus), the subadviser for the Fund, reference is hereby made to "Management of The Fund" in the Prospectus. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of Aeltus, reference is hereby made to the current Form ADV (File No. 801-9046) of Aeltus filed under the Investment Advisers Act of 1940, incorporated herein by reference.

Item 29. Principal Underwriters
-------------------------------

         (a) In addition to serving as the principal underwriter and investment adviser for the Registrant, Aetna Life Insurance and Annuity Company (Aetna) also acts as the principal underwriter and investment adviser for Aetna Variable Fund, Aetna Income Shares, Aetna Investment Advisers Fund, Inc., Aetna Generation Portfolios, Inc., Aetna Series Fund, Inc., Aetna GET Fund and Aetna Variable Portfolios, Inc. (all management investment companies registered under the Investment Company Act of 1940 (1940 Act)). Additionally, Aetna acts as the principal underwriter and depositor for Variable Annuity Account B of Aetna, Variable Annuity Account C of Aetna, Variable Annuity Account G of Aetna and Variable Life Account B of Aetna (separate accounts of Aetna registered as unit investment trusts under the 1940 Act). Aetna is also the principal underwriter for Variable Annuity Account I of Aetna Insurance Company of America (AICA) (a separate account of AICA registered as a unit investment trust under the 1940 Act).

         (b) The following are the directors and principal officers of the
             Underwriter:

Name and Principal       Positions and Offices           Positions and Offices
Business Address*        with Principal Underwriter      with Registrant
-----------------        --------------------------      ---------------------

Daniel P. Kearney        Director and President          Trustee

Timothy A. Holt          Director, Senior Vice           Trustee
                         President and Chief Financial
                         Officer

Christopher J. Burns     Director and Senior Vice
                         President

Laura R. Estes           Director and Senior Vice
                         President

J. Scott Fox             Director and Senior Vice        Vice President and Treasurer
                         President



Name and Principal       Positions and Offices           Positions and Offices
Business Address*        with Principal Underwriter      with Registrant
-----------------        --------------------------      ---------------------

Gail P. Johnson          Director and Vice President

John Y. Kim              Director and Senior Vice
                         President

Shaun P. Mathews         Director and Vice President     Trustee and President

Glen Salow               Director and Vice President

Creed R. Terry           Director and Vice President

Kirk P. Wickman          Vice President, General
                         Counsel and Secretary

Deborah Koltenuk         Vice President and Treasurer,
                         Corporate Controller

Frederick D. Kelsven     Vice President and Chief
                         Compliance Officer

* The principal business address of all directors and officers listed is 151 Farmington Avenue, Hartford, Connecticut 06156.

      (c)   Not applicable.

Item 30. Location of Accounts and Records
-----------------------------------------

         As required by Section 31(a) of the 1940 Act and the rules thereunder, the Registrant and its investment adviser, Aetna, maintain physical possession of each account, book and other documents at their principal place of business located at:

                              151 Farmington Avenue
                              Hartford, Connecticut 06156.


Item 31. Management Services
----------------------------

         Not applicable.

Item 32. Undertakings
---------------------

         The Registrant undertakes that if requested by the holders of at least 10% of the Registrant's outstanding shares, the Registrant will hold a shareholder meeting for the purpose of voting on the removal of one or more Trustees and will assist with communication concerning that shareholder meeting as if Section 16(c) of the 1940 Act applied.

         The Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of its latest annual report to shareholders, upon request and without charge.

         Insofar as indemnification for liability arising under the Securities Act of 1933 (1933 Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES
                                   ----------

Pursuant to the Securities Act of 1933 and the Investment Company Act of 1940, Aetna Variable Encore Fund (Registrant) certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment No. 42 to Registration Statement on Form N-1A (File No. 2-53038) and has duly caused this Post-Effective Amendment No. 42 to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Hartford, and State of Connecticut, on the 11th day of April, 1997.

                                          AETNA VARIABLE ENCORE FUND
                                          --------------------------
                                                      (Registrant)

                                          By          Shaun P. Mathews  *
                                            -------------------------------
                                                      Shaun P. Mathews
                                                      President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons on April 11, 1997 in the capacities indicated.

Signature                 Title                                   Date

Shaun P. Mathews*         President and Trustee              )
------------------------  (Principal Executive Officer)      )
Shaun P. Mathews
                                                             )
Morton Ehrlich*           Trustee                            )
------------------------
Morton Ehrlich                                               )
                                                             )    April
Maria T. Fighetti*        Trustee                            )    11, 1997
------------------------
Maria T. Fighetti                                            )
                                                             )
David L. Grove*           Trustee                            )
------------------------
David L. Grove                                               )
                                                             )
Timothy A. Holt*          Trustee                            )
------------------------
Timothy A. Holt                                              )
                                                             )
Daniel P. Kearney*        Trustee                            )
------------------------
Daniel P. Kearney                                            )

Sidney Koch*              Trustee                             )
------------------------
Sidney Koch                                                   )
                                                              )
Corine T. Norgaard*       Trustee                             )
------------------------
Corine T. Norgaard                                            )
                                                              )
Richard G. Scheide*       Trustee                             )
------------------------
Richard G. Scheide                                            )
                                                              )
J. Scott Fox*             Vice President and Treasurer        )
------------------------  (Principal Financial and Accounting
J. Scott Fox              Officer)                            )



By: /s/ Susan E. Bryant
    -------------------------------------------
      *Susan E. Bryant
       Attorney-in-Fact

                           Aetna Variable Encore Fund
                                  EXHIBIT INDEX

        Exhibit No.    Exhibit                                              Page
        -----------    -------                                              ----
        99-(b)(1)      Charter (Declaration of Trust)                        *

        99-(b)(2)      Amended and Restated Bylaws                           *

        99-(b)(4)      Instruments Defining Rights of Holders                *

        99-(b)(5)(a)   Investment Advisory Agreement between Aetna
                       Life Insurance and Annuity Company and Aetna
                       Variable Encore Fund
                                                                        -------------

        99-(b)(5)(b)   Subadvisory Agreement between Aetna Life
                       Insurance and Annuity Company and Aetna
                       Variable Encore Fund
                                                                        -------------

        99-(b)(6)      Underwriting Agreement between Aetna Life
                       Insurance and Annuity Company and Aetna
                       Variable Encore Fund
                                                                        -------------

        99-(b)(8)      Custodian Agreements and Depository Contracts         *

        99-(b)(9)      Administrative Services Agreement between Aetna       *
                       Life Insurance and Annuity Company and Aetna
                       Variable Encore Fund

        99-(b)(10)(a)  Opinion of Counsel                                    *

        99-(b)(10)(b)  Consent of Counsel
                                                                        -------------

        99-(b)(11)     Consent of Independent Auditors
                                                                        -------------

        99-(b)(16)     Schedule for Computation of Performance Data
                                                                        -------------

        99-(b)(19)     Powers of Attorney                                    *

        99-(b)(27)     Financial Data Schedule
                                                                        -------------

*    Incorporated herein by reference